Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

 CHESAPEAKE LODGING TRUST REPORTS SECOND QUARTER RESULTS

ARLINGTON, VA, July 27, 2018 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended June 30, 2018.
HIGHLIGHTS

•	Comparable RevPAR: 4.7% increase for the 21-hotel portfolio over the same period in 2017.

•	Comparable Adjusted Hotel EBITDAre Margin: 110 basis point increase to 36.3% for the 21-hotel portfolio over the same period in 2017.

•	Adjusted Hotel EBITDAre: $59.2 million.

•	Adjusted Corporate EBITDAre: $54.5 million.

•	Net income available to common shareholders: $23.8 million or $0.40 per diluted common share.

•	Adjusted FFO: $42.9 million or $0.72 per diluted common share.

•	Financing: Amended its revolving credit facility by extending its initial term and reducing cost of borrowings.

•	Disposition: Subsequent to quarter end, sold the 200-room Hyatt Centric Santa Barbara for a sale price of $90.0 million.

“We are pleased with our results for the second quarter, which exceeded the high end of our provided outlook for both RevPAR growth and margin improvement. We saw encouraging levels of demand at our hotels from corporate transient customers, whom our portfolio is most focused on serving, which led to an increase in RevPAR of 4.7% during the quarter. Despite increasing wage and cost pressures, our hotel managers and our asset management team again did an outstanding job managing and controlling expenses during the quarter, leading to a 110 basis point increase in our comparable hotel EBITDAre margin to 36.3%,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer.

Mr. Francis continued, “Subsequent to quarter end, we took advantage of the strong pricing seen in the hotel transaction market by selling the Hyatt Centric Santa Barbara for a sale price of $90.0 million, or approximately $450,000 per key. The $90.0 million sale price represents a 5.0% trailing twelve month NOI cap rate, after factoring in a required 2019 renovation estimated at $6.0 million, and produced a 15.3% unlevered IRR over our ownership period. The sale of the hotel further strengthens our balance sheet and provides investment capacity to reallocate capital in a core market on an opportunistic basis.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three and six months ended June 30, 2018 and 2017 (in millions, except share and per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Total revenue	$163.3	$162.5	$298.3	$297.3

Net income available to common shareholders	$23.8	$19.2	$30.4	$24.8
Net income per diluted common share	$0.40	$0.32	$0.50	$0.42

Adjusted Hotel EBITDAre(1)	$59.2	$57.0	$96.9	$92.9

Adjusted Corporate EBITDAre(1)	$54.5	$52.3	$86.8	$83.4

AFFO available to common shareholders(1)	$42.9	$38.2	$68.5	$62.4
AFFO per diluted common share	$0.72	$0.65	$1.15	$1.06

Weighted-average number of diluted common shares outstanding	59,793,063	59,033,952	59,760,765	59,014,876
_____________
(1) See the discussion included in this press release for information regarding this non-GAAP financial measure.
HOTEL OPERATING RESULTS

The Trust uses the term "comparable" to refer to metrics that include only those hotels owned for the entirety of the two periods being compared. As of June 30, 2018, the Trust owned 21 hotels. Since The Hotel Minneapolis, Autograph Collection was sold on November 8, 2017, it has been excluded from the comparable hotel portfolio metrics for the three and six months ended June 30, 2017. Included in the following table are comparisons of the key operating metrics for the comparable 21-hotel portfolio for the three and six months ended June 30, 2018 and 2017 (in thousands, except for ADR and RevPAR):

	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	Change	2018	2017	Change
Comparable Occupancy	88.9%	86.8%	210 bps	84.9%	81.7%	320 bps
Comparable ADR	$239.57	$234.09	2.3%	$227.01	$226.39	0.3%
Comparable RevPAR	$212.89	$203.27	4.7%	$192.83	$185.08	4.2%
Comparable Adjusted Hotel EBITDAre(1)	$59,200	$56,066	5.6%	$96,864	$91,810	5.5%
Comparable Adjusted Hotel EBITDAre Margin(1)	36.3%	35.2%	110 bps	32.5%	31.5%	100 bps
_____________
(1) See the discussion included in this press release for information regarding this non-GAAP financial measure.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

FINANCING ACTIVITY
On May 31, 2018, the Trust amended and restated its credit agreement by extending the initial term and lowering the interest rate spread over LIBOR charged on outstanding borrowings under its revolving credit facility. The amended credit agreement continues to provide for a maximum amount the Trust may borrow under the revolving credit facility of $300.0 million and also provides for the possibility of further future increases, up to a maximum of $450.0 million, in accordance with the terms of the amended credit agreement. The actual amount that the Trust can borrow under the revolving credit facility continues to be based on the value of the Trust's hotels included in the borrowing base, as defined in the amended credit agreement. The interest rate spread over LIBOR for borrowings under the revolving credit facility was reduced to LIBOR, plus 1.45% - 2.20% (the spread over LIBOR based on the Trust’s consolidated leverage ratio). The initial term of the amended credit agreement will now expire in May 2022, but the term may be extended for one year subject to satisfaction of certain customary conditions. The amended credit agreement contains the same financial covenants as those in effect prior to the amendment.
DISPOSITION ACTIVITY
On July 26, 2018, the Trust sold the 200-room Hyatt Centric Santa Barbara located in Santa Barbara, California for a sale price of $90.0 million. The Trust acquired the Hyatt Centric Santa Barbara in June 2013 for $61.0 million, or approximately $305,000 per key. In April 2016, the Trust sold a separate five-room villa building and related land parcel at the Hyatt Centric Santa Barbara for $2.1 million to an unrelated buyer. The $90.0 million sale price, or approximately $450,000 per key, represents a 5.4% trailing twelve month NOI cap rate (after factoring in a required 2019 renovation estimated at $6.0 million, the sale price represents a 5.0% NOI cap rate) and produced a 15.3% unleveraged internal rate of return for the Trust over its ownership period. The net proceeds from the sale of the Hyatt Centric Santa Barbara were used to repay all outstanding borrowings under the Trust’s revolving credit facility.
DIVIDEND
On April 13, 2018, the Trust paid a dividend in the amount of $0.40 per share to its common shareholders of record as of March 29, 2018. On June 12, 2018, the Trust declared a dividend in the amount of $0.40 per share payable to its common shareholders of record as of June 29, 2018. The dividend was paid on July 13, 2018.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

2018 OUTLOOK
The Trust is updating its previously provided 2018 outlook to incorporate its second quarter results, recent operating trends and fundamentals, and the sale of the Hyatt Centric Santa Barbara. The outlook assumes no future acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

Third Quarter 2018	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$52.5	$54.5
Net income per diluted common share	$0.88	$0.91

Adjusted Corporate EBITDAre	$47.7	$49.9

AFFO available to common shareholders	$37.9	$39.9
AFFO per diluted common share	$0.63	$0.67

Corporate cash general and administrative expense	$2.6	$2.8
Corporate non-cash general and administrative expense	$1.9	$1.9

Weighted-average number of diluted common shares outstanding	59.8	59.8

20-HOTEL PORTFOLIO(1):

Comparable RevPAR	$206.00	$210.00
Comparable RevPAR change as compared to 2017	3.0%	5.0%
Comparable Adjusted Hotel EBITDAre	$51.6	$53.8
Comparable Adjusted Hotel EBITDAre Margin	33.7%	34.5%
Comparable Adjusted Hotel EBITDAre Margin change as compared to 2017	50 bps	125 bps
_____________
(1) Since the Hyatt Centric Santa Barbara was sold on July 26, 2018, it has been excluded in the updated outlook for the hotel portfolio metrics for third quarter 2018.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

Full Year 2018	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$94.6	$99.3	$62.9	$69.4
Net income per diluted common share	$1.59	$1.67	$1.06	$1.17

Adjusted Corporate EBITDAre	$173.1	$178.5	$175.5	$183.0

AFFO available to common shareholders	$136.9	$141.6	$138.1	$144.6
AFFO per diluted common share	$2.29	$2.37	$2.33	$2.43

Corporate cash general and administrative expense	$11.3	$12.1	$10.8	$11.8
Corporate non-cash general and administrative expense	$7.6	$7.6	$7.6	$7.6

Weighted-average number of diluted common shares outstanding	59.7	59.7	59.4	59.4

20-HOTEL PORTFOLIO(1):

Comparable RevPAR	$193.00	$197.00
Comparable RevPAR change as compared to 2017	3.0%	5.0%
Comparable Adjusted Hotel EBITDAre	$189.0	$195.0
Comparable Adjusted Hotel EBITDAre Margin	32.5%	32.9%
Comparable Adjusted Hotel EBITDAre Margin change as compared to 2017	90 bps	130 bps
_____________
(1) Since the Hyatt Centric Santa Barbara was sold on July 26, 2018, it has been excluded in the updated outlook for the hotel portfolio metrics for full year 2018.
NON-GAAP FINANCIAL MEASURES
The Trust reports the following seven non-GAAP financial measures (within the meaning of the rules of the Securities and Exchange Commission) that it believes are useful to investors as key measures of its operating performance: (1) EBITDAre, (2) Adjusted Corporate EBITDAre, (3) Adjusted Hotel EBITDAre, (4) Adjusted Hotel EBITDAre Margin, (5) FFO, (6) FFO available to common shareholders and (7) AFFO available to common shareholders. Effective January 1, 2018, the Trust began reporting EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin are equivalent to the Trust's previously reported Adjusted Corporate EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin measures, respectively. Reconciliations of all non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
EBITDAre — The Trust calculates EBITDAre in accordance with standards established by NAREIT, which defines EBITDAre as net income (calculated in accordance with GAAP) before interest, income taxes, depreciation and amortization, gains (losses) from sales of real estate, impairment charges of depreciated real estate, and adjustments for unconsolidated partnerships and joint ventures. The Trust believes that EBITDAre provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

Adjusted Corporate EBITDAre — The Trust further adjusts EBITDAre for certain additional recurring and non-recurring items that are not in NAREIT’s definition of EBITDAre. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Corporate EBITDAre provides investors another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
Adjusted Hotel EBITDAre — The Trust further adjusts Adjusted Corporate EBITDAre for corporate general and administrative expenses, which is a recurring item. The Trust believes that Adjusted Hotel EBITDAre provides investors a useful financial measure to evaluate the Trust’s hotel operating performance by excluding the impact of corporate-level expenses.
Adjusted Hotel EBITDAre Margin — Adjusted Hotel EBITDAre Margin is defined as Adjusted Hotel EBITDAre as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDAre Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
FFO — The Trust calculates FFO in accordance with standards established by NAREIT, which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, gains (losses) from sales of real estate, impairment charges of depreciated real estate, adjustments for unconsolidated partnerships and joint ventures, and the cumulative effect of changes in accounting principles. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders — The Trust reduces FFO for preferred share dividends, write-off of issuance costs of redeemed preferred shares, and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders — The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Friday, July 27, 2018 at 11:00 a.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 3040597. A simultaneous webcast of the call will be

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on August 3, 2018. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 3040597. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 20 hotels with an aggregate of 6,279 rooms in eight states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s third quarter and full year 2018 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of July 27, 2018, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30, 2018	December 31, 2017
	(unaudited)

ASSETS
Property and equipment, net	$1,746,751	$1,823,217
Intangible assets, net	34,967	35,256
Cash and cash equivalents	40,604	44,314
Restricted cash	28,844	30,602
Accounts receivable, net	33,300	20,769
Prepaid expenses and other assets	27,805	21,202
Assets held for sale	57,577	—
Total assets	$1,969,848	$1,975,360

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$832,285	$829,552
Accounts payable and accrued expenses	67,238	65,783
Other liabilities	31,331	31,597
Liabilities related to assets held for sale	1,138	—
Total liabilities	931,992	926,932

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; no shares issued and outstanding, respectively	—	—
Common shares, $.01 par value; 400,000,000 shares authorized; 60,396,063 and 59,941,088 shares issued and outstanding, respectively	604	599
Additional paid-in capital	1,192,883	1,190,250
Cumulative dividends in excess of net income	(162,685)	(144,734)
Accumulated other comprehensive income	7,054	2,313
Total shareholders’ equity	1,037,856	1,048,428
Total liabilities and shareholders’ equity	$1,969,848	$1,975,360

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.24	3.00
Leverage ratio(1)	37.2%	39.2%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
REVENUE
Rooms	$125,517	$122,268	$226,130	$221,169
Food and beverage	30,561	33,136	58,194	62,448
Other	7,207	7,057	13,986	13,718
Total revenue	163,285	162,461	298,310	297,335

EXPENSES
Hotel operating expenses:
Rooms	27,472	27,368	52,758	52,690
Food and beverage	21,790	23,149	42,849	45,388
Other direct	1,204	1,300	2,352	2,656
Indirect	53,544	53,532	103,337	103,347
Total hotel operating expenses	104,010	105,349	201,296	204,081
Depreciation and amortization	19,105	19,096	38,313	37,883
Air rights contract amortization	130	130	260	260
Corporate general and administrative	4,725	4,647	10,103	9,582
Total operating expenses	127,970	129,222	249,972	251,806

Operating income	35,315	33,239	48,338	45,529

Interest income	38	—	38	—
Interest expense	(8,914)	(8,171)	(17,758)	(15,969)

Income before income taxes	26,439	25,068	30,618	29,560

Income tax benefit (expense)	(2,629)	(3,407)	(259)	120

Net income	23,810	21,661	30,359	29,680

Preferred share dividends	—	(2,422)	—	(4,844)
Net income available to common shareholders	$23,810	$19,239	$30,359	$24,836

Net income per common share:
Basic	$0.40	$0.32	$0.51	$0.42
Diluted	$0.40	$0.32	$0.50	$0.42

Weighted-average number of common shares outstanding:
Basic	59,133,648	59,033,952	59,126,894	59,014,876
Diluted	59,793,063	59,033,952	59,760,765	59,014,876

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2018	2017

Cash flows from operating activities:
Net income	$30,359	$29,680
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38,313	37,883
Air rights contract amortization	260	260
Deferred financing costs amortization	834	815
Share-based compensation	3,784	3,846
Other	(150)	(310)
Changes in assets and liabilities:
Accounts receivable, net	(13,293)	(5,854)
Prepaid expenses and other assets	(2,236)	(4,177)
Accounts payable and accrued expenses	2,423	975
Other liabilities	(96)	169
Net cash provided by operating activities	60,198	63,287

Cash flows from investing activities:
Improvements and additions to hotels	(18,906)	(28,941)
Net cash used in investing activities	(18,906)	(28,941)

Cash flows from financing activities:
Borrowings under revolving credit facility	40,000	175,000
Repayments under revolving credit facility	(30,000)	(235,000)
Proceeds from issuance of unsecured term loan	—	225,000
Scheduled principal payments on mortgage debt	(6,545)	(131,282)
Payment of deferred financing costs	(1,556)	(1,749)
Payment of dividends to common shareholders	(47,513)	(48,427)
Payment of dividends to preferred shareholders	—	(4,844)
Repurchase of common shares	(1,146)	(1,065)
Net cash used in financing activities	(46,760)	(22,367)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(5,468)	11,979
Cash, cash equivalents, and restricted cash, beginning of period	74,916	79,188
Cash, cash equivalents, and restricted cash, end of period	$69,448	$91,167

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to EBITDAre, Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net income	$23,810	$21,661	$30,359	$29,680
Add: Interest expense	8,914	8,171	17,758	15,969
Income tax expense (benefit)	2,629	3,407	259	(120)
Depreciation and amortization	19,105	19,096	38,313	37,883
Less: Interest income	(38)	—	(38)	—
EBITDAre	54,420	52,335	86,651	83,412
Add: Non-cash amortization(1)	55	(25)	110	(50)
Adjusted Corporate EBITDAre	54,475	52,310	86,761	83,362
Add: Corporate general and administrative	4,725	4,647	10,103	9,582
Adjusted Hotel EBITDAre	59,200	56,957	96,864	92,944
Less: Adjusted Hotel EBITDAre of hotel sold(2)	—	(891)	—	(1,134)
Comparable Adjusted Hotel EBITDAre	$59,200	$56,066	$96,864	$91,810
Total revenue	$163,285	$162,461	$298,310	$297,335
Less: Total revenue of hotel sold(2)	—	(3,135)	—	(5,524)
Comparable total revenue	$163,285	$159,326	$298,310	$291,811

Comparable Adjusted Hotel EBITDAre Margin	36.3%	35.2%	32.5%	31.5%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

(2)	Reflects results of operations for The Hotel Minneapolis, Autograph Collection, which was sold on November 8, 2017.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three and six months ended June 30, 2018 and 2017:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net income	$23,810	$21,661	$30,359	$29,680
Add: Depreciation and amortization	19,105	19,096	38,313	37,883
FFO	42,915	40,757	68,672	67,563
Less: Preferred share dividends	—	(2,422)	—	(4,844)
Dividends declared on unvested time-based awards	(119)	(123)	(240)	(247)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	42,796	38,212	68,432	62,472
Add: Non-cash amortization(1)	55	(25)	110	(50)
AFFO available to common shareholders	$42,851	$38,187	$68,542	$62,422

FFO per common share:
Basic	$0.72	$0.65	$1.16	$1.06
Diluted	$0.72	$0.65	$1.15	$1.06

AFFO per common share:
Basic	$0.72	$0.65	$1.16	$1.06
Diluted	$0.72	$0.65	$1.15	$1.06
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to EBITDAre, Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin for the three months ending September 30, 2018 and year ending December 31, 2018:

	Three Months Ending September 30, 2018		Year Ending December 31, 2018
	Low	High	Low	High
Net income	$52,720	$54,720	$95,115	$99,815
Add: Interest expense	8,430	8,430	34,340	34,340
Income tax expense	1,100	1,300	1,375	2,125
Depreciation and amortization	18,550	18,550	75,150	75,150
Less: Gain on sale of hotel	(33,150)	(33,150)	(33,150)	(33,150)
EBITDAre	47,650	49,850	172,830	178,280
Add: Non-cash amortization(1)	50	50	220	220
Adjusted Corporate EBITDAre	47,700	49,900	173,050	178,500
Add: Corporate general and administrative	4,500	4,700	18,850	19,600
Adjusted Hotel EBITDAre	52,200	54,600	191,900	198,100
Less: Adjusted Hotel EBITDAre of hotel sold(2)	(600)	(800)	(2,900)	(3,100)
Comparable Adjusted Hotel EBITDAre	$51,600	$53,800	$189,000	$195,000

Total revenue	$154,150	$157,600	$590,800	$602,500
Less: Total revenue of hotel sold(2)	(1,100)	(1,500)	(8,850)	(9,250)
Comparable total revenue	$153,050	$156,100	$581,950	$593,250

Comparable Adjusted Hotel EBITDAre Margin	33.7%	34.5%	32.5%	32.9%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and air rights contract.

(2)	Reflects results of operations for the Hyatt Centric Santa Barbara, which was sold on July 26, 2018.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending September 30, 2018 and year ending December 31, 2018:

	Three Months Ending September 30, 2018		Year Ending December 31, 2018
	Low	High	Low	High
Net income	$52,720	$54,720	$95,115	$99,815
Add: Depreciation and amortization	18,550	18,550	75,150	75,150
Less: Gain on sale of hotel	(33,150)	(33,150)	(33,150)	(33,150)
FFO	38,120	40,120	137,115	141,815
Less: Dividends declared on unvested time-based awards	(120)	(120)	(480)	(480)
Undistributed earnings allocated to unvested time-based awards	(150)	(150)	—	—
FFO available to common shareholders	37,850	39,850	136,635	141,335
Add: Non-cash amortization(1)	50	50	220	220
AFFO available to common shareholders	$37,900	$39,900	$136,855	$141,555
FFO per common share:
Basic	$0.64	$0.67	$2.31	$2.39
Diluted	$0.63	$0.67	$2.29	$2.37

AFFO per common share:
Basic	$0.64	$0.67	$2.31	$2.39
Diluted	$0.63	$0.67	$2.29	$2.37

Weighted-average number of common shares outstanding:
Basic	59,149	59,149	59,147	59,147
Diluted	59,843	59,843	59,657	59,657
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Hilton Denver City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
15	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
16	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
17	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
18	JW Marriott San Francisco Union Square	San Francisco, CA	344	October 1, 2014
19	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
20	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,279